Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM
EntrepreneurShares Global FundTM
Entrepreneur U.S. Small Cap Fund TM
Entrepreneur U.S. Large Cap Fund TM

February 8, 2019

Supplement to Prospectus and Statement of Additional Information
Each dated November 1, 2018

Fund Name Change

Effective as of February 15, 2019, the name of the Funds change as follows:
•	EntrepreneurShares Global FundTM will change to ERShares Global FundTM
•	Entrepreneur U.S. Small Cap Fund TM will change to ERShares US Small Cap FundTM
•	Entrepreneur U.S. Large Cap Fund TM will change to ERShares US Large Cap FundTM
All references in the Prospectus and Statement of Additional Information are hereby changed to reflect the new names.  The Funds' investment objective and principal investment strategies remain the same.
* * *
The date of this Supplement is February 8, 2019.
Please retain this Supplement for future reference.